Millennium Cell

The Hydrogen Battery Technology Company

The Hydrogen Battery Technology Company

Worldwide Headquarters:
One Industrial Way West
Eatontown, NJ 07724
Website: www.millenniumcell.com

Safe Harbor Statement

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Statements contained herein that are not statements of historical fact may be deemed to be forward-looking information. When we use words such as "plan," "believe," "expect," "anticipate," "intend" or similar expressions, we are making forward-looking statements. You should not rely on forward-looking statements because they are subject to a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside of our control, that could cause actual results to differ materially from those indicated. Please note that we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. These factors include, but are not limited to, the following: (i) the cost and timing of development and market acceptance of, and the availability of components and raw materials required by a hydrogen fuel storage and delivery system, (ii) competition from current, improving and alternate power technologies, (iii) our ability to raise capital at the times, in the amounts and at costs and terms that are acceptable to fund our business plan, (iv) our ability to protect our intellectual property, (v) our ability to achieve budgeted revenue and expense amounts, (vi) our ability to generate revenues from the sale or license of, or provision of services related to, our technology , (vii) our ability to form strategic alliances or partnerships to help promote our technology and achieve market acceptance, (viii) our ability to generate design, engineering, or management services revenue opportunities in the hydrogen generation or fuel cell markets, and (ix) other factors discussed herein under the caption "Investment Considerations" and other factors detailed from time to time in our filings with the Securities and Exchange Commission.

About Millennium Cell Inc

Millennium Cell
The Hydrogen Battery Technology Company

- Hydrogen Batteries for Portable Power
  - Longer runtimes at lower cost
  - Hydrogen Fuel + PEM Fuel Cell
- Hydrogen on Demand® Fuel Technology
  - Safe, high energy density chemical hydrogen storage
  - Over 32 patents granted and 74 pending
- PowerSkin™ Fuel Cells
  - Thin, low cost, high efficiency
  - 25 patents licensed from Motorola

Targeted applications where long runtime is critical

Millennium Cell
The Hydrogen Battery Technology Company

1. Military Soldier Power
2. Emergency Power
3. Military UAVs
4. Remote Sensors
5. Consumer Electronics






Multiple Paths to Market

Millennium Cell
The Hydrogen Battery Technology Company

- Above 20 watts - License fuel technology to fuel cell developers
  - **Protonex Technology Corp.**
    - Soldier Power
    - UAVs
  - **Jadoo Power**
    - Soldier Power
    - Emergency Power
- Below 20 watts – Develop PowerSkin™ hydrogen battery products with development relationships
  - **Kuchera Defense Systems**
    - Military Remote Sensors
  - **Consumer Electronics –**
    - The Dow Chemical Co., OEMs/Battery Manufacturers

Fuel Technology Provides the Energy

Increasing energy density enables new markets



System Energy Density (Wh/kg)*
1,000
800
600
400
200
0
Solid State HOD™
Hydrogen on Demand®
•Consumer Electronics
•Remote Sensor
UAV
•Soldier Power
•Emergency Power
Alkaline (AA,AAA)
Ni-MH
Li-Ion
Li-SO2
Zn-Air
GEN 1 2005
GEN 2 2006
GEN 3 2007
GEN 4 2008
MCEL HYDROGEN BATTERY

*Based on a 30W, 72 hour military mission

Soldier Power

Millennium Cell
The Hydrogen Battery Technology Company

30W – 72 Hour Mission	Protonex ProPack 50	Saft BA 5590A/U
Configuration	Fuel Cell with 3 Fuel Cartridges	13 Battery Packs
Weight	5.1 kg (11.2 lbs)	13.3 kg (29.2 lbs)
Cost (FC amortized over 30 missions)	$793	$1,040



11 lbs.
29 lbs.

Advantage:	**60% lighter, 50% smaller, 20% cost savings**
Market Size:	**$150 million/yr in peacetime**
Status:	**US Army, Air Force testing on-going**

Emergency Power

Millennium Cell
The Hydrogen Battery Technology Company

- Jadoo XRT Fuel Cell System
  - 110V AC, 12V DC
  - 21 Hours run time at 100W



XRT

- Fire, police, first responders

Advantage :	**Cleaner, quieter, easier to use vs. portable generator** **Longer runtime vs. batteries**	
Market Size:	**Professional:** **Consumer:**	**$10 million/yr** **$100 million/yr**
Status:	**Field trials in Q4-07 in Columbia, South Carolina**	

Unmanned Aerial Vehicles

Millennium Cell
The Hydrogen Battery Technology Company

AV Puma	Protonex ProCore™ UAV	Lithium Rechargeable
Configuration	Fuel Cell with 1 Fuel Cartridge	Battery Pack
Runtime	5 h → 10h	2.5 h



Advantage:	**2 – 4x Longer mission length**
Market Size:	**$10 million/yr**
Status:	**5 Hour flight demo with AV and PTX in June**

Remote Sensors

- PowerSkin™ Hydrogen Battery
  - Solid State HOD™ fuel system and PowerSkin™ Fuel Cell

- Cameras, motion detectors, chemical/biological sensors


Gecko's "PowerSkin"™
Passive PEM Fuel Cells
Millennium Cell's
"Hydrogen On Demand"®
Hydrogen Generation System

Advantage :	**High power density fuel cell → fits in device** **High energy density fuel cartridge → 2 – 3 x battery life**
Market Size:	**Nascent**
Status:	**JDLA with Kuchera Defense Systems → 2008 pre-production prototype**

Consumer Electronics

Millennium Cell
The Hydrogen Battery Technology Company

- PowerSkin™ Hydrogen Battery
  - Solid State HOD™ fuel system and PowerSkin™ Fuel Cell



- *3 – 10 x Li Ion Battery Life*
- *$3-5 initial purchase price*
- *$3 replacement fuel cartridges*

- Mobile phone handsets, chargers, 2-way radios and laptop computers

Advantage :	**High power density → fits in device** **High energy density → 3 – 10x battery life**
Market Size:	**>$1 billion**
Status:	**JDA with Dow, Gecko Energy acquisition, regulatory pathway on track**

Path to Commercialization

Millennium Cell
The Hydrogen Battery Technology Company

	2007	2008	2009
Military Products	Soldier Power/ UAV Testing	Soldier Power Initial Procurement	Soldier Power/UAV Procurement
Industrial Products	Protonex, Jadoo Product Commitments by OEMs	Product Launches	Continuing Product Sales
Consumer Electronics Products	Technology Development	Product Development/ Regulatory Approval	Battery Company Distribution Agreement

We expect 2008 licensee product sales

2007 Objectives

- Business Development
  - Secure OEM licensee (Achieved with Kuchera in April 2007, more likely)
  - Attain industrial OEM product commitments

- Technology/Product Development
  - Complete pilot line for fuel cartridge components (achieved Jan 2007)
  - Achieve Dow milestone 2 (expected in July 2007)
  - Advance development of “solid state” hydrogen battery technology
  - Shipment of cartridges to South Carolina and SOCOM

- Financial
  - Achieve $3.5 million in revenue and cost reimbursements ($2.1 in 2006)
  - Lower operating cash burn to $6.5 million ($7.2 in 2006)